UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒     Preliminary Information Statement

☐     Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

☐     Definitive Information Statement

CATASYS, INC.

(Name of Registrant as Specified In Its Charter)

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☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify thefiling for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CATASYS, INC.

11601 Wilshire Boulevard, Suite 1100

Los Angeles, California 90025

(310) 444-4300

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

______________, 2017

To Our Stockholders:

The purpose of this letter is to inform you that stockholders of Catasys, Inc., a Delaware corporation (hereinafter referred to as the “Company”, “we”, “us” or “our”), holding voting rights equivalent to 88% of the outstanding shares of our common stock, executed written consents in lieu of a special meeting approving the following items:

1.

the authorization of the Company’s Board of Directors (the “Board” or the “Board of Directors”) to effect a reverse stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of up to one-for-ten (1:10), such ratio to be determined by the Board (the “Reverse Split”), and to file a certificate of amendment to the Company’s Certificate of Incorporation, as amended and in effect (the “Certificate of Incorporation”), to effect the Reverse Split (the “Reverse Split Amendment”); and

2.	the adoption of our 2017 Stock Incentive Plan (the “2017 Plan”).

Our Board of Directors approved the Reverse Split Amendment and the adoption of the 2017 Plan on February 27, 2017.

The accompanying Information Statement, which describes the above actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Delaware General Corporation Law, our Certificate of Incorporation and our Bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The above-described action by our Board of Directors and the written consent of our stockholders is sufficient under the Delaware General Corporation Law, our Certificate of Incorporation and our Bylaws to approve all of the actions described above. Accordingly, these actions will not be submitted to the other stockholders of the Company for a vote. Pursuant to Rule 14c-2 under the Exchange Act, these actions will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This letter is the notice required by Section 228(e) of the Delaware General Corporation Law. We will first mail this Information Statement to stockholders on or about _____________, 2017.

____________, 2017	By Order of the Board of Directors of Catasys, Inc.

	By:	/s/ TERREN PEIZER
By: Terren Peizer, Chairman

CATASYS, INC.
11601 Wilshire Boulevard, Suite 1100

Los Angeles, California 90025

(310) 444-4300

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14c-2 THEREUNDER

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

We are sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by a majority of our stockholders by written consent in lieu of a special meeting. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

General

This Information Statement has been filed with the U.S. Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding and voting shares of stock of Catasys, Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”). The purpose of this Information Statement is to provide notice that our stockholders holding at least a majority of our common stock, par value $0.0001 per share (the “Common Stock”), have executed written consents in lieu of a special meeting approving the following items:

1.

the authorization of the Company’s Board of Directors (the “Board” or the “Board of Directors”) to effect a reverse stock split of the Company’s Common Stock at a ratio of up to one-for-ten (1:10), such ratio to be determined by the Board (the “Reverse Split”), and to file a certificate of amendment to the Company’s Certificate of Incorporation, as amended and in effect (the “Certificate of Incorporation”), to effect the Reverse Split (the “Reverse Split Amendment”); and

2.	the adoption of our 2017 Stock Incentive Plan (the “2017 Plan”).

The Board approved the Reverse Split Amendment and the adoption of the 2017 Plan on February 27, 2017. This Information Statement will be mailed on or about __________, 2017 to those persons who were stockholders of the Company as of the close of business on February 27, 2017 (the “Record Date”). The Board expects to file the Reverse Split Amendment with the Secretary of State of the State of Delaware no earlier than the 20th day after this Information Statement is first mailed or furnished to our stockholders. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As a majority of the Company’s stockholders have already approved of the actions by written consent, the Company is not seeking approval for the actions from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the actions. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the actions, as required by the Exchange Act.

Vote Required; Written Consent Obtained

In order to obtain approval of our stockholders of the actions, we could have convened a special meeting of the stockholders for the specific purpose of voting on such matters. However, Section 228 of the Delaware General Corporation Law (the “DGCL”) and Section 2.11 of our Bylaws provide that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of Common Stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in holding a meeting and obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the holders of a majority of our outstanding shares of Common Stock.

As of the close of business on the Record Date, we had 55,288,458 shares of Common Stock outstanding and entitled to vote on the actions. Each share of Common Stock outstanding as of the close of business on the Record Date was entitled to one vote.

On the Record Date, pursuant to Section 228 of the DGCL and Section 2.11 of our Bylaws, we received written consents for the actions from stockholders (the “Majority Stockholders”) holding an aggregate of 44,424,746 shares of Common Stock, representing 88% of our outstanding shares of Common Stock. Thus, your consent is not required and is not being solicited in connection with the approval of the actions.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, we are required to provide notice of taking a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.

No Dissenters’ Rights

The DGCL does not provide for dissenter’s rights in connection with any of the actions described in this Information Statement.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things, statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition and stock price could be materially negatively affected. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that may cause actual results to differ materially include, among others, risks relating to our need for additional funds in order to pursue our business plan and the uncertainty of whether we will be able to obtain the funding we need, competition in our industry, our dependence on the retention of key personnel, the impact of healthcare reform legislation, regulatory developments in the United States and foreign countries, our ability to continue to operate as a going concern, and our liquidity. These forward-looking statements are based on our current expectations. We caution that all forward-looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties that the Company faces, please refer to the Company’s most recent Annual Report on Form 10-K and other periodic and other filings the Company files with the Securities and Exchange Commission (the “SEC”) that are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ACTION NO. 1

AUTHORIZATION OF THE REVERSE STOCK SPLIT

General

On February 27, 2017, the Board of Directors authorized the Company to implement the Reverse Split and to file the Reverse Split Amendment. On February 27, 2017, pursuant to Section 228 of the DGCL, we received written consents approving the Reverse Split from the Majority Stockholders. Pursuant to the resolutions which were adopted, the Board of Directors will have the authority to decide whether and when to implement the Reverse Split. If the Reverse Split is implemented, the number of issued and outstanding shares of Common Stock would be reduced by a ratio of up to one for ten (1:10), to be determined by the Board of Directors. If the Reverse Split is implemented, the Certificate of Incorporation will be amended by the Reverse Split Amendment substantially in the form attached hereto as Exhibit A. Our Board of Directors retains the discretion of whether to implement the Reverse Split and which ratio to implement.

Purpose and Background of the Reverse Split

The primary objective of the Reverse Split is to raise the per share trading price of our Common Stock. The Board of Directors believes that the Reverse Split would, among other things, (i) better enable the Company to obtain a listing on The NASDAQ Capital Market, and (ii) better enable the Company to raise funds.

Among other things, to obtain a listing on The NASDAQ Capital Market, the Company’s Common Stock generally has to meet a minimum market price per share threshold. The Board of Directors believes that the Reverse Split may aid in meeting such minimum market price threshold.

The Board of Directors further believes that an increased stock price may encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, thus improving liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or that tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board of Directors believes that the anticipated higher market price resulting from the Reverse Split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our Common Stock. If the Board of Directors elects to implement to Reverse Split, there is no assurance that the market price for shares of the Common Stock after the Reverse Split will increase proportionally to the ratio of the Reverse Split (or at all). There is no guarantee to stockholders that the price of shares will reach or sustain any price level in the future, and it is possible that the proposed Reverse Split will have no lasting impact on the share price of our Common Stock.

Material Effects of Reverse Split

The Reverse Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power.

The principal effects of the Reverse Split will be that (i) depending on the ratio the Board decides to implement, the number of shares of our Common Stock issued and outstanding as of the Effective Date (as hereinafter defined) will be reduced to an amount up to and including one-tenth (1/10th) of the amount currently issued and outstanding, (ii) the number of shares that may be purchased and the corresponding exercise price under all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will be proportionately adjusted (with fractional shares to be rounded up to the nearest whole share amount), resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Reverse Split, and (iii) the number of shares reserved for issuance pursuant to the 2010 Plan (defined below) and the 2017 Plan (described herein) will be proportionately reduced.

The Reverse Split Amendment will not affect the par value of the Common Stock. As a result of the Reverse Split, on the Effective Date, the stated capital on our balance sheet attributable to the Common Stock will be reduced in proportion to the size of the Reverse Split, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. The Reverse Split Amendment will not change the terms of the Common Stock. After the Reverse Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions as, and will be identical in all other respects to, the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Split, the Company will continue to be subject to the periodic reporting requirements of the Exchange Act.

The decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split may decrease the liquidity in our Common Stock if the anticipated beneficial effects do not occur. In addition, the Reverse Split would result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Fractional Shares

No fractional shares of our Common Stock will be issued in connection with the proposed Reverse Split Amendment.

We plan to appoint our transfer agent, American Stock Transfer & Trust Company, to act as exchange agent for our Common Stock in connection with effectuating the Reverse Split. We will deposit with the exchange agent, as soon as practicable after the Effective Date, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the Reverse Split Amendment. Holders of Common Stock who would otherwise be entitled to receive fractional shares will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which such holders would otherwise be entitled multiplied by the average of the high and low trading prices of the Common Stock on the OTC Bulletin Board during regular trading hours for the five trading days immediately preceding the Effective Date. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights, except to receive payment therefor as described herein.

The funds required to purchase such fractional share interests will be paid by the Company. The Company’s stockholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because we do not know the number of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the Reverse Split Amendment or the total amount we will be required to pay for fractional share interests. However, we do not expect that such amount will be material.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Date of the Reverse Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the Board determines to implement the Reverse Split, the Board will determine which ratio to implement, and the Reverse Split will become effective on the time and date specified in the Reverse Split Amendment filed with the Secretary of State of the State of Delaware or at such later time as indicated in such amendment (the “Effective Time” and “Effective Date”), but in no event prior to the end of the 20 calendar day period following the date on which this Information Statement is mailed first to our stockholders. The exact timing of the filing of the Reverse Split Amendment will be determined by our Board of Directors and will be based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split.

If the Reverse Split is effected, the Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and share certificates with the former CUSIP number will need to be exchanged for share certificates with the new CUSIP number by following the procedures described below.

Holders of Certificated Shares of Common Stock

On or after the Effective Date, the exchange agent will mail a letter of transmittal to each stockholder holding Common Stock in certificated form. Each stockholder will be able to obtain a certificate evidencing its post-Reverse Split shares and, if applicable, cash in lieu of a fractional share, only by sending the exchange agent his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split Amendment shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder’s new stock certificate and payment in lieu of any fractional share after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered in the registry of members but do not hold share certificates)

Certain of our registered holders of Common Stock may hold some or all of their Common Stock in book-entry form with the transfer agent. These stockholders do not have share certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their name. If a stockholder holds registered shares of Common Stock in book-entry form, the Reverse Split, if effected, will automatically be reflected in the transfer agent’s records and on their next statement.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Non-registered stockholders who hold their Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split Amendment than those that we will put in place for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you should contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Potential Anti-Takeover Effect

The Board of Directors intends to file the Reverse Split Amendment in order to give effect to the Reverse Split. However, the Board has discretion as to whether to implement the Reverse Split Amendment. If the Board implements the Reverse Split Amendment, there will be no effect on the authorized shares, and the result could be construed as having an anti-takeover effect. For example, such a change could permit future issuances of our Common Stock that would dilute stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of our Company with another entity. The Reverse Split Amendment, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or to obtain control of us. The Company currently has no intention of going private, and the Reverse Split Amendment is not intended to be steps in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 under the Exchange Act.

Material U.S. Federal Income Tax Consequences of the Reverse Split Amendment

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Split Amendment to the Company and to stockholders that hold such stock as a capital asset for U.S. federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, holders that are partnerships or other pass-through entities for U.S. federal income tax purposes, holders whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, holders subject to the alternative minimum tax, holders who hold the Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired the Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Split Amendment. The following summary does not address the tax consequences of the Reverse Split Amendment under foreign, state or local tax laws. Accordingly, each holder of our Common Stock should consult his, her or its tax advisor with respect to the particular tax consequences of the Reverse Split to such holder.

The U.S. federal income tax consequences for a holder of our Common Stock and for the Company pursuant to the Reverse Split Amendment will be as follows:

●	the holder should not recognize any gain or loss for U.S. federal income tax purposes (except with respect to cash, if any, received in lieu of a fractional share of our Common Stock);

●

the holder’s aggregate tax basis in our Common Stock received pursuant to the Reverse Split Amendment, including any fractional share of our Common Stock not actually received, should be equal to the aggregate tax basis of such holder’s Common Stock surrendered in exchange therefor;

●

the holder’s holding period for our Common Stock received pursuant to the Reverse Split Amendment, including any fractional share of our Common Stock not actually received, should include such holder’s holding period for our Common Stock surrendered in exchange therefor;

●

cash payments received by the holder for a fractional share of Common Stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Split Amendment and then sold by such holder, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share;

●	any such capital gain or loss should be treated as a long-term or short-term capital gain or loss based on such holder’s holding period in such fractional share; and

●	we should not recognize gain or loss solely as a result of the Reverse Split Amendment.

ACTION NO. 2

ADOPTION OF THE COMPANY’S 2017 STOCK INCENTIVE PLAN

General

On February 27, 2017, the Board of Directors authorized the Company to implement the 2017 Plan.  The Company’s stockholders approved the 2017 Plan on February 27, 2017. The following summary of the 2017 Plan is qualified in its entirety by reference to the complete text of the 2017 Plan, a copy of which is attached to this Information Statement as Exhibit B. Capitalized terms used and not otherwise defined in this section discussing the adoption of the 2017 Plan shall have the meanings given to them in the 2017 Plan.

Purpose of the 2017 Plan

Under the direction of the Board of Directors or, should the Board delegate power to act on its behalf, a committee thereof (the Board and such committee cumulatively referred to as the “Administrator”), the 2017 Plan, which provides for the granting of Incentive Stock Options, Non-Qualified Options, Stock Grants, and Stock-Based Awards, is intended to encourage ownership of shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. All Employees, directors and Consultants of the Company and its Affiliates are eligible to participate in the 2017 Plan. As of February 27, 2017, we had approximately 92 individuals eligible for participation.

Material Features of the 2017 Plan

Eligibility

The Administrator will, in its sole discretion, name the Participants in the 2017 Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

Shares Subject to the 2017 Plan

The number of Shares which may be issued from time to time pursuant to the 2017 Plan shall be the sum of: (i) 14,000,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2010, 2007 and 2003 Stock Incentive Plans that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after February 24, 2017, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split (including the Reverse Split), stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the 2017 Plan; provided, however, that no more than 1,521,326 Shares shall be added to the 2017 Plan pursuant to subsection (ii).

Notwithstanding the above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2017, and ending on the second day of fiscal year 2027, the number of Shares that may be issued from time to time pursuant to the 2017 Plan shall be increased by an amount equal to the least of (i) 1,658,654 Shares or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the 2017 Plan; (ii) 3% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board.

Types of Awards

Stock Options. Stock options granted under the 2017 Plan may either be ISOs, which are intended to satisfy the requirements of Section 422 of the Code, or Non-Qualified Stock Options, which are not intended to meet those requirements.  ISOs, which have the tax advantages discussed below under Federal Income Tax Consequences, may be granted only to Employees who are deemed to be residents of the United States for tax purposes.  Non-qualified Stock Options may be granted to any Employee, director or Consultant of the Company or an Affiliate.  The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant.  However, if an ISO is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant.  The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant.  However, if an ISO is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, then the term of the option may not be longer than five years.

The Administrator establishes the vesting schedule of each option at the time of grant.  Options may be made exercisable in installments or based on performance, and the exercisability of options may be accelerated by the Administrator.  Award agreements for stock options include rules for exercise of the stock options after termination of service.  Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.  Generally, stock options will be exercisable for three months after termination of service for any reason other than termination for cause, death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Stock Grants. Stock Grants are shares of Common Stock which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.  If the grantee does not satisfy the vesting conditions by the end of the period specified in the award agreement, the stock subject to such agreement is forfeited.

Other Stock-Based Awards. The 2017 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards, and stock units.  The Administrator may award such stock-based awards subject to such conditions and restrictions as it may determine.

Plan Administration, Amendment and Termination

The Administrator is authorized to, among other things, (a) interpret the provisions of the 2017 Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the 2017 Plan; (b) determine which Employees, directors and Consultants shall be granted Stock Rights; (c) determine the number of shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than [1,875,000] Shares be granted to any Participant in any fiscal year; (d) specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; (e) determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies, and make any adjustments thereto; (f) make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date; (g) buy out for a payment in cash or shares, a stock right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights; and (h) adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws.

The 2017 Plan may be amended by our stockholders. The 2017 Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires stockholder approval shall be subject to obtaining such approval. Any modification or amendment of the 2017 Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the 2017 Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

The Plan will terminate on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the stockholders of the Company. The Plan may be terminated at an earlier date by vote of the stockholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

Assignability and Transferability of Stock Rights

A Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement, provided that no Stock Right may be transferred by a Participant for value.

Adjustments

Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made, including in the exercise or purchase price per share, to reflect such events.

Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets, the administrator or the board of any entity assuming the obligations of the Company hereunder shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options; (ii) upon written notice to the Participants, provide that such Options must be exercised within a specified number of days of the date of such notice; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable less the aggregate exercise price thereof. With respect to outstanding Stock Grants, provisions shall be made for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity.

Recapitalization or Reorganization. A Participant, upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization, shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

Withholding

In the event that any amounts are to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the 2017 Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law).

New Plan Benefits

The amounts of future grants under the 2017 Plan are not determinable as awards under the 2017 Plan and will be granted at the sole discretion of the Administrator, and the Company cannot determine at this time either the persons who will receive awards under the 2017 Plan or the amount or types of any such awards.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2017 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2017 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. This information is intended to be merely a summary, and Participants in the 2017 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

Incentive Stock Options:

ISOs are intended to qualify for treatment under Section 422 of the Code. ISO does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as ISOs, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not ISOs.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the 2017 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid during the last two fiscal years ended December 31, 2016 and 2015 to (1) our Chief Executive Officer, and (2) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2016 and were serving as executive officers as of such date.

Name and Principal Position	Year	Salary ($)		Option Award	All Other Compen- sation ($) (2)	Total ($)

Terren S. Peizer,	2016	450,000	(1)	-	14,627	464,627
Chairman &	2015	450,000	(1)	-	18,899	468,899
Chief Executive Officer

Richard A. Anderson,	2016	386,548		-	28,473	415,021
President and	2015	379,077		-	28,231	407,308
Chief Operating Officer

Susan Etzel,	2016	170,000		-	-	170,000
Chief Financial Officer	2015	170,000		-	-	170,000

(1)	Mr. Peizer deferred part of his salary for the 2016 and 2015 years.
(2)	Includes group life insurance premiums and medical benefits.

Narrative Disclosures to Summary Compensation Table

Chief Executive Officer

We entered into a five-year employment agreement with our Chairman and Chief Executive Officer, Terren S. Peizer, effective as of September 29, 2003, which automatically renews after each five-year term. Mr. Peizer received an annual base salary of $450,000 in each of 2016 and 2015, part of which was deferred. Mr. Peizer is also eligible for an annual bonus targeted at 100% of his base salary based on goals and milestones established and reevaluated on an annual basis by mutual agreement between Mr. Peizer and the Board of Directors. Mr. Peizer did not receive any annual bonus during the fiscal years ended December 31, 2016 and 2015. His base salary and bonus target will be adjusted each year to not be less than the median compensation of similarly positioned CEOs of similarly situated companies. Mr. Peizer receives executive benefits including group medical and dental insurance, term life insurance equal to 150% of his salary, accidental death and long-term disability insurance, grossed up for taxes. There were no equity awards granted to Mr. Peizer during 2016 or 2015. All unvested options vest immediately in the event of a change in control, termination without good cause or resignation with good reason. In the event that Mr. Peizer is terminated without good cause or resigns with good reason prior to the end of the term, he will receive a lump sum payment equal to the remainder of his base salary and targeted bonus for the year of termination, plus three years of additional salary, bonuses and benefits. If any of the provisions above result in an excise tax, we will make an additional “gross up” payment to eliminate the impact of the tax on Mr. Peizer.

President and Chief Operating Officer

We entered into a four-year employment agreement with our President and Chief Operating Officer, Richard A. Anderson, effective April 19, 2005, as amended on July 16, 2008. After the initial four-year term, the employment agreement automatically renews for additional three-year terms unless otherwise terminated. Mr. Anderson’s agreement renewed for an additional three-year term in April 2015. Mr. Anderson received an annual base salary of $386,548 in 2016 and $379,077 in 2015. Mr. Anderson is eligible for an annual bonus targeted at 50% of his base salary based on achieving certain milestones. Mr. Anderson did not receive any annual bonus during the fiscal years ended December 31, 2016 and 2015. Mr. Anderson’s compensation will be adjusted each year by an amount not less than the Consumer Price Index. Mr. Anderson received executive benefits, including group medical and dental insurance, term life insurance, accidental death and long-term disability insurance. There were no equity awards granted to Mr. Anderson in 2016 or 2015. All unvested options will vest immediately in the event of a change in control, termination without cause or resignation with good reason. In the event of termination without good cause or resignation with good reason prior to the end of the term, upon execution of a mutual general release, Mr. Anderson will receive a lump sum payment equal to one year of salary and bonus, and will receive continued medical benefits for one year unless he becomes eligible for coverage under another employer's plan. If he is terminated without cause or resigns with good reason within twelve months following a change in control, upon execution of a general release he will receive a lump sum payment equal to eighteen months salary, 150% of the targeted bonus, and will receive continued medical benefits for 18 months unless he becomes eligible for coverage under another employer's plan.

Chief Financial Officer

We entered into a two-year employment agreement with our Chief Operating Officer, Susan Etzel, effective January 1, 2013. Beginning January 1, 2015, Ms. Etzel was employed on an at-will basis. Ms. Etzel received an annual base salary of $170,000 in 2016 and $170,000 in 2015, and she may be eligible to an annual bonus, to be determined solely by the Company, contingent on achieving certain individual goals and milestones and the overall performance and profitability of the Company. Ms. Etzel did not receive any annual bonus during the years ended December 31, 2016 and 2015.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2016.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Option Exercise Price ($)	Option Expiration Date
Terren S. Peizer	1,150	-	123.20	02/07/18
	1,350	-	123.20	06/20/18
	2,398	-	193.60	10/27/19
	148,500	-	17.60	12/06/20
	153,398	-

Richard A. Anderson	733	-	112.00	02/07/18
	862	-	112.00	06/20/18
	1,245	-	176.00	10/27/19
	148,500	-	16.00	12/06/20
	151,340	-

Susan Etzel	1,625	-	8.00	05/24/21

Potential Payments upon Termination or Change in Control

Potential payments upon termination

The following summarizes the payments that the named executive officers would have received if their employment had terminated on December 31, 2016.

If Mr. Peizer's employment had terminated due to disability, he would have received insurance and other fringe benefits for a period of one year thereafter, with a value equal to $10,000. If Mr. Peizer had been terminated without good cause or resigned for good reason, he would have received a lump sum payment of $2,731,000, based upon: (i) three years of additional salary at $450,000 per year; (ii) three years of additional bonus of $450,000 per year; and (iii) three years of fringe benefits, with a value equal to $31,000.

If Mr. Anderson had been or is terminated without good cause or resigned for good reason, he would have received a lump sum payment of $580,000 based upon one year's salary plus the full targeted bonus of 50% of base salary. In addition, medical benefits would continue for up to one year, with a value equal to $28,000.

Potential payments upon change in control

Upon a change in control, the unvested stock options of each of our named executive officers would have vested, with the values set forth above.

If Mr. Peizer had been terminated without good cause or resigned for good reason within twelve months following a change in control, he would have received a lump sum payment of $2,731,000, as described above, plus a tax gross up of $683,000.

If Mr. Anderson had been terminated without good cause or resigned for good reason within twelve months following a change in control, he would have received a lump sum payment of $870,000, based upon one-and-a-half year's salary plus one-and-a-half the full targeted bonus of 50% of base salary. In addition, medical benefits would continue for up to one-and-a-half years, with a value equal to $42,000.

DIRECTOR COMPENSATION

The following table provides information regarding compensation that was earned or paid to the individuals who served as non-employee directors during the year ended December 31, 2016. Except as set forth in the table, during 2016, directors did not earn nor receive cash compensation or compensation in the form of stock awards, option awards or any other form.

Name	Option awards ($) (1)	Total
Richard Berman	167,500	167,500
David Smith	134,000	134,000
Marvin Igelman	134,000	134,000
Steve Gorlin	134,000	134,000

Notes to director compensation table:

(1)

Amounts reflect the compensation expense recognized in the Company's financial statements in 2016 for non-employee director stock options granted in 2015, in accordance with FASB ASC Topic 718. As such, these amounts do not correspond to the compensation actually realized by each director for the period. See notes to consolidated financial statements included elsewhere in this prospectus for further information on the assumptions used to value stock options granted to non-employee directors.

Outstanding Equity Awards at Fiscal Year-End

Outstanding equity awards for non-employee directors as of December 31, 2016, were as follows:

	Options outstanding	Aggregate grant date fair market value options outstanding
Richard Berman	250,000	$502,500
David Smith	200,000	402,000
Marvin Igelman	200,000	402,000
Steve Gorlin	200,000	402,000
Total	850,000	$1,708,500

There were a total of 850,000 stock options outstanding as of December 31, 2016, with an aggregate grant date fair value of $1,708,500, the last of which vest in February 2017.  There were no options granted to non-employee directors during 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2016.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and right	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	1,464,089	$6.49	303,674

Equity compensation plans not approved by security holders	-	-	-

Total	1,464,089	$6.49	303,674

(1)

 We adopted our 2010 Stock Incentive Plan (the “2010 Plan”) in 2011. Under the 2010 Plan, we could grant incentive stock options, non-qualified stock option, restricted and unrestricted stock awards and other stock-based awards. As of December 31, 2016, 303,674 equity awards remained reserved for future issuance under the 2010 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information regarding the shares of Common Stock beneficially owned as of February 24, 2017 by: (i) each person known to us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors, (iii) each executive officer, and (iv) all of our current directors and officers as a group.

Except as otherwise indicated, all Common Stock is owned directly and the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated, and the percentages shown are based on 55,288,458 shares of Common Stock outstanding as of February 24, 2017. Unless otherwise indicated below, each entity or person listed below maintains an address of 11601 Wilshire Boulevard, Suite 1100, Los Angeles, California 90025.

			Total
		Shares	common
	Common	beneficially	stock	Percent
	stock	owned	beneficially	of
Name of beneficial owner (1)	owned (2)	(3)	owned	class (3)
Directors and Named Executive Officers:
Terren S. Peizer (4)	38,358,250	23,710,576	62,068,826	78.6%
Richard A. Anderson (5)	-	151,340	151,340	*
Susan E. Etzel (6)	-	1,625	1,625	*
Richard A. Berman (7)	-	250,000	250,000	*
David E. Smith (8)	10,066,496	2,499,979	12,566,475	21.7%
Marvin Igelman (9)	-	200,000	200,000	*
Steve Gorlin (10)	450,000	200,000	650,000	*

All directors and named executive officers as a group (7 persons)	48,874,746	27,013,520	75,888,266	92.2%

* Less than 1%

(1)	Except as set forth below, the mailing address of all individuals listed is c/o Catasys, Inc., 11601 Wilshire Boulevard, Suite 1100, Los Angeles, California 90025.
(2)	The number of shares beneficially owned includes shares of common stock in which a person has sole or shared voting power and/or sole or shared investment power. Except as noted below, each person named reportedly has sole voting and investment powers with respect to the common stock beneficially owned by that person, subject to applicable community property and similar laws.
(3)

On February 24, 2017, there were 55,288,458 shares of common stock outstanding. Common stock not outstanding but which underlies options and rights (including warrants) vested as of or vesting within 60 days after February 24, 2017, is deemed to be outstanding for the purpose of computing the percentage of the common stock beneficially owned by each named person (and the directors and executive officers as a group), but is not deemed to be outstanding for any other purpose.

(4)

Consists of warrants to purchase 6,502,226 shares of common stock, options to purchase 153,398 shares of common stock, and convertible debentures to purchase 17,054,952 shares of common stock. 38,358,250 shares of common stock are held of record by Acuitas Group Holdings, LLC, a limited liability company 100% owned by Terren S. Peizer, and as such, Mr. Peizer may be deemed to beneficially own or control. Mr. Peizer disclaims beneficial ownership of any such securities.

(5)	Includes options to purchase 151,340 shares of common stock, which are exercisable within the next 60 days.
(6)	Includes options to purchase 1,625 shares of common stock, which are exercisable within the next 60 days.
(7)	Incudes options to purchase 250,000 shares of common stock, which are exercisable within the next 60 days.
(8)

Consists of 10,057,074 shares of common stock held by Shamus, LLC ("Shamus"). As the sole member of Shamus, The Coast Fund L.P. ("Coast Fund") may be deemed to beneficially own all common stock beneficially owned by Shamus. Similarly, as the managing general partner of the Coast Fund, Coast Offshore Management (Cayman), Ltd. ("Coast Offshore Management") may be deemed to beneficially own all common stock beneficially owned by the Coast Fund. Except to the extent it is deemed to beneficially own any common stock beneficially owned by Shamus, neither the Coast Fund nor Coast Offshore Management beneficially owns any common stock. As the president of Coast Offshore Management, Mr. Smith may be deemed to beneficially own all common stock beneficially owned by Coast Offshore Management, Coast Fund and Shamus. In addition, Mr. Smith directly owns (i) 9,422 shares of common stock and (ii) 200,000 shares of common stock issuable upon the exercise of options granted to Mr. Smith for his service on our board of directors that are either currently exercisable or will become exercisable within the next 60 days (iii) warrants to purchase 1,034,759 shares of common stock and (iv) convertible debentures to purchase 1,265,220 shares of common stock. As a result, Mr. Smith may be deemed to beneficially own, in the aggregate, 12,566,475 shares of our common stock.

(9)	Includes options to purchase 200,000 shares of common stock, which are exercisable within the next 60 days.
(10)	Consists of 450,000 shares of common stock and options to purchase 200,000 shares of common stock, which are exercisable within the next 60 days.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed actions, which is not shared by all other stockholders.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested that the Company include any proposal in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. Security holders sharing an address and receiving a single copy may send a request to receive separate information statements to the Company at the following address: Catasys, Inc., 11601 Wilshire Boulevard, Suite 1100, Los Angeles, California 90025.

WHERE YOU CAN FIND MORE INFORMATION

The Company is in compliance with the information and periodic reporting requirements of the Exchange Act and, in accordance therewith, files periodic reports, proxy and Information Statements and other information with the SEC. Such periodic reports, proxy and Information Statements and other information will be available for inspection and copying at the principal office of the Commission located at 100 F Street, N.E., Washington, D.C. 20549-1004. The public may obtain information about the operation of the public reference room by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains a web site at http://www.sec.gov which contains the Information Statement and other reports, regarding issuers that file electronically with the Commission.

Dated: February 28, 2017	By order of the Board of Directors

/s/ TERREN PEIZER
	By:	Terren Peizer, Chairman

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
CATASYS, INC.

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

CATASYS, INC.

Catasys, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify:

First:     That the Corporation filed its Certificate of Incorporation with the Delaware Secretary of State on September 29, 2003 under the name Hythiam, Inc.; filed an Amendment to its Certificate of Incorporation with the Delaware Secretary of State on March 9, 2011 to change its name to Catasys, Inc.; filed an Amendment, as corrected by the Certificate of Correction, to its Certificate of Incorporation with the Delaware Secretary of State on September 1, 2011 to combine every forty (40) shares of the Corporation’s common stock, $0.0001 par value per share (“Common Stock”), into one (1) share of Common Stock; filed an Amendment to its Certificate of Incorporation with the Delaware Secretary of State on August 6, 2012 to increase the Corporation’s authorized capital; and filed an Amendment to its Certificate of Incorporation with the Delaware Secretary of State on May 6, 2013 to combine every ten (10) shares of the Corporation’s Common Stock into one (1) share of Common Stock (as amended, the “Certificate”).

Second:     That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to combine every _____ (__) shares of the Corporation’s Common Stock, issued and outstanding or held in the treasury of the Corporation, into one (1) share of Common Stock, and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

Third:      That this Certificate of Amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

Fourth:      The second paragraph of Section 1 of Article FOURTH of the Corporation’s Certificate is hereby deleted and replaced in its entirety with:

“Upon the effectiveness of this Certificate of Amendment, every _____ (__) issued and outstanding shares of Common Stock of the Corporation shall be changed and reclassified into one (1) share of Common Stock, which shares shall be fully paid and non-assessable shares of Common Stock of the Corporation; provided, however, that in lieu of fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of Common Stock owned by such stockholder), any such fractional interests in shares of Common Stock shall be paid in cash in an amount equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the OTC Bulletin Board during regular trading hours for the five trading days immediately preceding the effectiveness of this Certificate of Amendment.”

Fifth:      This Certificate of Amendment shall be effective on _____, 2017 at 5:00 p.m. EST.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this _____ day of _____, 2017.

CATASYS, INC.

By:	/s/ Susan Etzel
Name: Susan Etzel
Title: Chief Financial Officer

EXHIBIT B

2017 STOCK INCENTIVE PLAN
OF
CATASYS, INC.

CATASYS, INC.

2017 STOCK INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Catasys, Inc. 2017 Stock Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $0.0001 par value per share.

Company means Catasys, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)      If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)      If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)      If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and/or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles, where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

Plan means this Catasys, Inc. 2017 Stock Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a)      The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 14,000,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2010, 2007 and 2003 Stock Incentive Plans that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after February 24, 2017, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 1,521,326 Shares shall be added to the Plan pursuant to subsection (ii).

(b)      Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2018, and ending on the second day of fiscal year 2027, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 1,658,654 shares or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan; (ii) 3% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board.

(c)      If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify.

Subject to the provisions of the Plan, the Administrator is authorized to:

(a)     Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)      Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)      Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 4,666,667 Shares be granted to any Participant in any fiscal year;

(d)      Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)      Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

(f)      Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(g)      Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(h)     Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

(i)      Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)      Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)

Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)

Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)

Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)      ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.

10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.

More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)

Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)      Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b)      Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)      Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of the grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	PERFORMANCE –BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance Based-Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

11.	PAYMENT IN CONNECTION WITH ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)      A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)      Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)      The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)      Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)      A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f)      Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a)      All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b)      Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)      A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability.

(b)      A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c)      The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)      In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death.

(b)      If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, or Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability, for which there are special rules in Paragraphs 20, 21 and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)      All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause shall be immediately subject to repurchase by the Company at the lesser of Fair Market Value or the purchase price, thereof.

(b)      Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable. The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a)      The person who receives a Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)      At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a)      Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

(b)      Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)      Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)      Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e)      Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

F.     Modification of Performance-Based Awards. Notwithstanding the foregoing with respect to any Performance-Based Award that is intended to comply as “performance-based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on February__, 2027 the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.	INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.